UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2005

Ryder System, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11690 NW 105th Street, Miami, Florida		33178
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 500-3726

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

Explanatory Note: The Registrant filed a Current Report on Form 8-K dated September 22, 2005 to report the decision of the Audit Committee of the Company’s Board of Directors to dismiss and replace the Company's independent auditor. This amendment is being filed to update the information as of the date hereof.

The Audit Committee of the Company's Board of Directors solicited proposals from the four major accounting firms and conducted an extensive evaluation process in connection with the selection of the Company's independent auditor for the fiscal year ending December 31, 2006. Following this process, on September 22, 2005, the Audit Committee dismissed KPMG LLP ("KPMG") as its independent auditor for the Company's fiscal year ending December 31, 2006 and appointed PricewaterhouseCoopers LLP ("PwC") to serve as the Company's independent auditor for 2006. KPMG has completed its engagement as the Company's auditor for the fiscal year ended December 31, 2005.

KPMG's audit reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's audit report dated February 15, 2006 included an explanatory paragraph related to the change in method of accounting for conditional asset retirement obligations in 2005 and methods of accounting for variable interest entities and asset retirement obligations in 2003 and the report dated February 22, 2005 included an explanatory paragraph related to the change in methods of accounting for variable interest entities and asset retirement obligations in 2003 and method of accounting for goodwill and other intangible assets in 2002. The audit reports of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and from the period from January 1, 2006 to February 17, 2006, (i) there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its report on the Company's consolidated financial statements, and (ii) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of the foregoing statements and has requested and received from KPMG a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. A copy of the letter from KPMG is attached as Exhibit 16.1 to this Form 8-K/A.

During the Company’s two most recent fiscal years and from the period from January 1, 2006 to February 17, 2006, neither the Company nor anyone acting on behalf of the Company, consulted PwC regarding any of the matters or events set forth in Item 3.04(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1: Letter from KPMG LLP to the Securities and Exchange Commission dated February 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ryder System, Inc.

February 21, 2006	By:	/s/ Tracy A. Leinbach

Name: Tracy A. Leinbach
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter From KPMG LLP to the Securities and Exchange Commission dated February 21, 2006.